Ariel Investment Trust

Ariel Discovery Fund

(Investor Class ARDFX, Institutional Class ADYIX)

Prospectus and Statement of Additional Information Supplement: July 1, 2019

This is a Supplement to the Prospectus for Ariel Investment Trust (the “Prospectus”) and Statement of Additional Information for Ariel Investment Trust (the “SAI”), dated February 1, 2019, each as supplemented.

The Ariel Discovery Fund was liquidated and reorganized with and into Ariel Fund after 3:00 PM Central Time on June 28, 2019. All references to the Ariel Discovery Fund in the Prospectus and SAI are hereby deleted.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.